UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 2, 2006

Tenthgate Incorporated (Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)

000-51059 (State or Other Jurisdiction of Incorporation or Organization)	20-2976749 (IRS Employer Identification No.)

44050 Ashburn Plaza, Suite 195 Ashburn, VA 20147 (Address of Principal Executive Offices)

(941) 359-5930 (Issuer’s Telephone Number, Including Area Code)

Edmonds 5, Inc., October 31 (Former Name, Former Address and Former Fiscal Year, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	] Written communications pursuant to Rule 425 under the Securities Act.

[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On January 2, 2006, the Company elected L. Joy Putnam as a Vice President and the Chief Financial Officer. Ms. Putnam, 37, is a Certified Public Accountant with over 15 years experience in public accounting and private industry. She was the Chief Financial Officer of Galaxy Communications, LP, the owner and operator of radio stations between Syracuse and Albany, New York, from February 2002 to December 2005 and a private consultant from September 2000 to February 2002. Between August 1992 and September 2000, Ms. Putnam held various positions, including Chief Financial Officer-Communications Group, with The Evans Company. Ms. Putnam was the Controller for Lockheed Martin-Communications Industry Services from March 1999 to September 1999, held various financial reporting and management positions with WinStar Communications from March 1997 to December 1998 and various financial reporting and management positions with Global TeleSystems from February 1996 to March 1997.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2006	Tenthgate Incorporated
(Registrant)

By:	/s/ Tim Novak

Name: Tim Novak

Title:	President

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